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                                                                    EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
              SECURITIES EXCHANGE ACT RULES 13A-14(B) AND 15D-14(B)
        AS ADOPTED PURSUANT SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of Interplay Entertainment Corp., a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2004 as filed with the U.S. Securities and Exchange Commission (the "10-Q Report") that, to the best of the undersigned's knowledge:

         (1)      the 10-Q Report fully complies with the requirements of
                  section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    October 13, 2004                  /S/ HERVE CAEN
                                           ------------------------------
                                           Herve Caen
                                           Chief Executive Officer and
                                           Interim Chief Financial Officer